EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the “Company”) hereby certifies that, to his knowledge:
     (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2006	/s/ Richard J. Naughton
Richard J. Naughton
Chief Executive Officer

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Xenonics Holdings, Inc (the “Company”) hereby certifies that, to her knowledge:
     (i) The Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
     (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2006
/s/ Donna G. Lee
Donna G. Lee
Chief Financial Officer